Exhibit 10.3

SECOND AMENDMENT
to the
COMPOSITE LEASE AGREEMENT
By and Between
MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY
and
FEDERAL EXPRESS CORPORATION
Effective as of June 1, 2009

SECOND AMENDMENT
TO THE COMPOSITE LEASE AGREEMENT
This Second Amendment, effective on the 1st of June, 2009 (the “Effective Date”), by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein referred to as “Authority”), a body politic and corporate, organized and existing under the laws of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein referred to as “Tenant”), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee (Authority and Tenant are collectively referred to as “Parties”).
W I T N E S S E T H:
WHEREAS Authority and Tenant executed an instrument entitled “Composite Lease Agreement” with an effective date of January 1, 2007 (that instrument, as previously amended by First Amendment to the Composite Lease Agreement intended to be effective as of September 1, 2008, being herein called the “Composite Lease Agreement”); and
WHEREAS Authority and Tenant intended the Composite Lease Agreement to represent each of 23 separate lease agreements (later increased to 24) between the Parties and showed the differences among the 23 (later 24) leases by attaching a schedule as Exhibit A to the Composite Lease Agreement that identified each parcel of real property Authority leased to Tenant, the portion of the Term (as defined in the Composite Lease Agreement) during which the lease of each parcel lease will be in effect, and the rent that Tenant pays to Authority for each parcel; and
WHEREAS one of the parcels included in the Composite Lease Agreement was “Parcel 10” (herein so called); and
WHEREAS Authority now desires to use the property known as Parcel 10, and more particularly described and depicted in the attached Exhibit “A”, incorporated by reference herein, for construction activities related to the reconstruction of the eastern segments of Taxiways Alpha and Victor beginning May 1, 2010, and ending approximately December 31, 2011; and
WHEREAS Authority and Tenant have agreed that, during the foregoing construction period, Parcel 10 will be removed from the Leased Premises and the rent due to the Authority for Parcel 10 will be adjusted accordingly;

NOW, THEREFORE, for and in consideration of the promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree as follows:
SECTION 1 Definitions. Except as otherwise provided herein, and unless the context clearly requires otherwise, all words and terms used in this Second Amendment that are defined in the Composite Lease Agreement will have, for all purposes of this Second Amendment, the respective meanings given to them in the Composite Lease Agreement.
SECTION 2 Term. The term (“Term”) of this Second Amendment commences on May 1, 2010 (the “Commencement Date”), and expires on December 31, 2011.
SECTION 3 Rental Rate.
a. The Parties acknowledge and agree that the current rent for Parcel 10 is Three Thousand One Hundred Thirty-Two Dollars and Twenty-Four Cents ($3,132.24) per month.
b. The Parties further agree that on May 1, 2010, and continuing throughout the Term, Parcel 10 will not be a part of the Leased Premises and Tenant shall not be obligated to pay rent for Parcel 10, and the rent payable for the Leased Premises will be reduced by Three Thousand One Hundred Thirty-Two Dollars and Twenty-Four Cents ($3,132.24) each month during the Term.
c. The Parties acknowledge and agree that the above does not in any way affect Tenant’s obligation to pay Authority all other rent due under the Composite Lease Agreement. Rental rates are subject to increase or decrease annually in accordance with the rental rate provisions set forth in the Composite Lease Agreement.
d. Upon the expiration of the Term, Parcel 10 will again become part of the Leased Premises automatically and without any further action on the part of Authority or Tenant, and the rent payable for the Leased Premises will be increased by Three Thousand One Hundred Thirty-Two Dollars and Twenty-Four Cents ($3,132.24) per month as that amount would have been adjusted in accordance with the terms of the Composite Lease Agreement if Parcel 10 had remained part of the Leased Premises throughout the Term.

SECTION 4 Use.
a. During the Term, Authority and its designee may use Parcel 10 solely for construction-related activities incident to the reconstruction of certain taxiways, including, but not limited to, a staging area, batch plant, setting up of temporary trailers or similar temporary storage structures, the parking of contractor vehicles and construction equipment, storage of materials, and office space. Authority agrees to notify Tenant in writing if Authority intends to change its use of Parcel 10.
b. Authority agrees not to use Parcel 10 in any way that:
(i)	constitutes the commission of waste, the maintenance of a nuisance, or the breach of any restriction or obligation set forth in the Composite Lease Agreement; or

(ii)	involves the use, sale or introduction onto the premises of any hazardous or toxic substances.
SECTION 5 Removal of Equipment Beginning May 1, 2010, Authority shall remove from Parcel 10, and properly dispose of, the trailers and kiosks presently located on Parcel 10 at Authority’s sole expense. Authority shall also remove from Parcel 10 the crew steps, tires and other personal property currently located on Parcel 10 (the “Tenant’s Equipment”) and shall store the Tenant’s Equipment on other property that Authority owns at the Memphis International Airport (the “Airport”) and that is not leased to Tenant, all at Authority’s sole expense. Prior to the expiration of the Term or any earlier termination of this Second Amendment, Authority shall return the Tenant’s Equipment to Parcel 10 at Authority’s sole expense. If, at any time during the Term, Tenant requires any of the Tenant’s Equipment for use in Tenant’s operations, Authority shall allow Tenant access to the site where Authority has stored Tenant’s Equipment so that Tenant, at Tenant’s sole expense, may remove whatever portion of the Tenant’s Equipment that Tenant may require. Authority may store the Tenant’s Equipment in the open and will have no liability for deterioration of the Tenant’s Equipment that occurs as a result of its exposure to the elements. Authority must, however, repair at its expense any damage that occurs to any of the Tenant’s Equipment during the Term as a result of the fault or negligent act of any person that has access to the Tenant’s Equipment during the Term.

SECTION 6 Construction of Improvements/Alterations. The Composite Lease Agreement obligates Tenant to keep the Leased Premises in good order and repair, ordinary wear and tear excepted. The Parties understand and agree that Tenant shall not be held responsible for any wear and tear or damage to Parcel 10 that occurs during the Term. Upon the expiration of the Term or any earlier termination of this Second Amendment, Authority shall deliver possession of Parcel 10 to Tenant in the condition that existed on the Commencement Date, except for reasonable wear and tear, alterations and improvements that Authority makes to Parcel 10, but that Tenant does not require Authority to remove, and damage that does not occur as a result of the negligence or willful misconduct of Authority or any of its employees, agents, contractors or other invitees.
Authority may remove any fencing currently installed on Parcel 10 without consent from Tenant; prior to the expiration of the Term or any earlier termination of this Second Amendment, however, Authority must re-install any fencing it removes at the locations where presently installed.
Authority further agrees that Parcel 10 will be free from construction or other debris and all construction related materials will be removed before Parcel 10 is returned to Tenant.
SECTION 7 Remainder of Composite Lease Agreement in Effect. All other terms, provisions, conditions, covenants and agreements of the Composite Lease Agreement shall continue in full force and effect.
SECTION 8 Effective Date of this Second Amendment. This Second Amendment shall become effective June 1, 2009.
IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Second Amendment to the Composite Lease Agreement.

	MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY	FEDERAL EXPRESS CORPORATION

By:	/s/ SCOTT A. BROCKMAN	By:	/s/ WILEY JOHNSON, JR.

	Title: EVP/COO		Title:	Managing Director, Real Estate and Airport Development

	Date: March 30, 2010	Date: March 24, 2010

Approved as to Form and Legality:
MSCAA Board Secretary
/s/ SARA L. HALL

Sara L. Hall, Vice President & General Counsel
Date: March 29, 2010

EXHIBIT A to
SECOND AMENDMENT
to the
COMPOSITE LEASE AGREEMENT
By and Between
MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY
and
FEDERAL EXPRESS CORPORATION
Effective as of June 1, 2009

Parcel 10 Legal Description
Parcel 10
Supplemental Agreement 16, Parcel 22A
March 7, 2007
Description of a ground lease area being a portion of the Memphis-Shelby County Airport Authority Property as recorded in Special Warranty Deed F5-5925, Parcel 1; located on the south east corner of Tchulahoma & Knight Arnold Road in Memphis, Shelby County, Tennessee.
Commencing at the intersection of the east right-of-way line of Tchulahoma Road (106 foot right of-way) and the south right-of-way line of Knight Arnold Road (80 foot right-of-way), Thence northeastwardly along the south right-of-way line of Knight Arnold Road, North 63 degrees 57 minutes 58 seconds east, a tangent distance of 44.72 feet to the TRUE POINT OF BEGINNING of the following lease area, Thence North 63 degrees 57 minutes 58 seconds East, a distance of 47.03 feet to a point of curve, Thence along a curve to the right having a radius of 960.00 feet with an arc distance of 470.59 feet and a chord of North 78 degrees 0 minutes 33 seconds East, a chord distance of 465.89 feet to a point of compound curve, Thence along a curve to the right having a radius of 23.19 feet with an arc distance of 37.35 feet and a chord of South 41 degrees 48 minutes 54 seconds East, a chord distance of 33.44 feet to a point of tangency located in the west right-of-way line of Linda Road, Thence southwestwardly along the west line of Linda Road (50 feet right-of-way), South 4 degree 19 minutes 6 seconds West, a distance of 309.31 feet to the southeast corner of said lease area, Thence North 85 degrees 14 minutes 39 seconds West, a distance of 422.13 feet to the southwest corner of said lease area located in the east right-of-way line of Tchulahoma Road, Thence northwestwardly along said east right-of-way line, North 31 degrees 8 minutes 19 seconds West, a distance of 142.84 feet to a point of curve, Thence along a curve to the right having a radius of 40.00 feet with an arc distance of 67.28 feet and a chord of North 17 degrees 2 minutes 57 seconds East, a chord distance of 59.63 feet to the point of beginning and containing approximately 140,617 square feet or 3,214 acres by calculation.

[Photographs]

THIRD AMENDMENT
to the
COMPOSITE LEASE AGREEMENT
By and Between
MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY
and
FEDERAL EXPRESS CORPORATION
Effective as of July 1, 2009

THIRD AMENDMENT
TO THE COMPOSITE LEASE AGREEMENT
This Third Amendment, effective on the 1st day of July, 2009 (the “Effective Date”), by and between MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY (herein referred to as “Authority”), a body politic and corporate, organized and existing under the laws of the State of Tennessee, and FEDERAL EXPRESS CORPORATION (herein referred to as “Tenant”), a corporation duly organized and existing under the laws of the State of Delaware and qualified to do business in the State of Tennessee (Authority and Tenant are collectively referred to as “Parties”.),
W I T N E S S E T H:
WHEREAS Authority and Tenant executed an instrument entitled “Composite Lease Agreement” with an effective date of January 1, 2007 (that instrument, as previously amended by First Amendment to the Composite Lease Agreement intended to be effective as of September 1, 2008, and by Second Amendment to the Composite Lease Agreement intended to be effective as of June 1, 2009, being herein called the “Composite Lease Agreement”); and
WHEREAS Authority and Tenant intended the Composite Lease Agreement to represent each of 23 separate lease agreements between the Parties (later increased to 24) and showed the differences among the 23 (later 24) leases by attaching a schedule as Exhibit A to the Composite Lease Agreement that identified each parcel of real property Authority leased to Tenant, the portion of the Term (as defined in the Composite Lease Agreement) during which the lease of each parcel will be in effect, and the rent that Tenant pays to Authority for each parcel; and
WHEREAS Parcel 2, as described and depicted in the Composite Lease Agreement, includes buildings designated as Hangars 21, 22, 23, 24, 25 and 27 and land on which a building designated as Hangar 26 previously stood; and
WHEREAS, prior to the parties’ execution of the Composite Lease Agreement, Tenant removed Hangar 26 with the Authority’s consent, but the rent established in the Composite Lease Agreement for Parcel 2 inadvertently did not reflect the earlier removal of that building; and
WHEREAS Tenant now intends with the Authority’s consent to remove Hangars 21, 22 and 23 from Parcel 2, to construct a new hangar (the “Replacement Hangar”) whose footprint will have an area of approximately 35,419 square feet on the land where Hangars 21, 22 and 23 now stand, and to renovate Hangars 24, 25 and 27; and

WHEREAS the parties wish to amend the Composite Lease Agreement to reflect these changes and to modify the rent owed by Tenant accordingly;
NOW, THEREFORE, for and in consideration of the promises, covenants and agreements hereinafter contained to be kept and performed by the parties hereto and upon the provisions and conditions hereinafter set forth, Authority and Tenant do hereby covenant and agree as follows:
SECTION 1. Definitions. Except as otherwise provided herein, and unless the context shall clearly require otherwise, all words and terms used in this Third Amendment that are defined in the Composite Lease Agreement shall, for all purposes of this Third Amendment, have the respective meanings given to them in the Composite Lease Agreement.
SECTION 2. Authority Consent. Authority consents to the demolition of Hangars 21, 22 and 23, the construction of the Replacement Hangar and the renovation of Hangars 24, 25 and 27 in accordance with the drawings and specifications described in Exhibit A attached to this Amendment. Authority consents to any revision of those drawings and specifications that Tenant causes to be made so long as the revision does not result in either a material reduction in the size of the Replacement Hangar or a reduction in the estimated cost of the demolition, construction and renovation depicted in those drawings and specifications.
SECTION 3. Modification of Composite Lease and Applicable Rent. The Parties amend the Composite Lease Agreement to reflect the removal of Hangar 26, the removal of Hangars 21, 22 and 23 in preparation for the building of the Replacement Hangar, and renovation of Hangars 24, 25 and 27. As of the Effective Date, the Parties substitute the table attached to this Amendment for the table included as part of Exhibit “A” to the Composite Lease Agreement. The substitution of that Exhibit will accomplish the following:
(a) Effective as of July 1, 2009, the annual rent for Parcel 2 will be reduced by $15,870.00 to reflect the removal of Hangar 26. Because the execution of this Third Amendment is occurring after July 1, 2009, the Effective Date, Tenant has overpaid rent for Parcel 2 in the amount of $1,322.50 per month since the Effective Date. Accordingly, Tenant will receive a credit against the installment of rent next becoming due under the terms of the Composite Lease Agreement after the date the Parties execute and deliver this Third Amendment (as distinguished from its Effective Date) in the aggregate amount of the overpayment.

(b) Effective as of the later to occur of August 1, 2010, or the date on which Tenant substantially completes the construction of the Replacement Hangar and Tenant’s beneficial occupancy of the Replacement Hangar begins, the annual rent for Parcel 2 will be reduced by $44,246.00. The areas of the footprints of Hangars 21, 22 and 23 are 10,000 square feet, 7,000 square feet and 13,000 square feet respectively. Before this Amendment becomes effective, the portion of the Parcel 2 rent allocable to that 30,000 square feet of building space and the land underlying it is $50,917.00. At the rate that the Parties are currently using for the calculation of that portion of the rent payable under the terms of the Composite Lease Agreement that is allocable to unimproved land, the annual rent for the approximately 35,000 square feet of land that will underlie the Replacement Hangar would be $6,671.00. As a result, the rent reduction described above in this Subsection 3(b) will be the net amount after deducting $50,917.00 and adding $6,671.00.
(c) Effective as of the later to occur of August 1, 2010, or the date on which Tenant substantially completes the renovation of Hangar 24, 25 and 27 and Tenant’s beneficial occupancy of those Hangars begins, the annual rent for Parcel 2 will be reduced by $23,458.05. Before this Amendment becomes effective, the portion of the Parcel 2 rent allocable to Hangars 24, 25 and 27 is $78,193.49. The rent reduction described above in this Subsection 3(c) represents a thirty-percent reduction in that portion of the Parcel 2 rent allocable to Hangars 24, 25 and 27, which reduction the Authority is offering in order to induce Tenant to make the renovations to Hangars 24, 25 and 27.
The Parcel 2 rent, as adjusted in accordance with the foregoing, will continue to be subject to adjustment in accordance with the terms of Section 2.03(a)(i) of the Composite Lease Agreement.
SECTION 4. Remainder of Composite Lease in Effect. All other terms, provisions, conditions, covenants and agreements of the Composite Lease shall continue in full force and effect.
SECTION 5. Effective Dates of this Third Amendment. This Third Amendment becomes effective as of July 1, 2009.

IN WITNESS WHEREOF, the Parties have caused their duly authorized representatives to execute this Third Amendment to the Composite Lease Agreement.

	MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY	FEDERAL EXPRESS CORPORATION

By:	/s/ LARRY D. COX	By:	/s/ WILEY JOHNSON, JR.

	Title: President		Title:	Managing Director, Real Estate and Airport Development

	Date: April 27, 2010	Date: April 27, 2010

Approved as to Form and Legality:
MSCAA Board Secretary
/s/ SARA L. HALL

Sara L. Hall, Vice President & General Counsel
Date: April 27, 2010

EXHIBIT A to
THIRD AMENDMENT
to the
COMPOSITE LEASE AGREEMENT
By and Between
MEMPHIS-SHELBY COUNTY AIRPORT AUTHORITY
and
FEDERAL EXPRESS CORPORATION
Effective as of July 1, 2009

Project Manual entitled “Hangar 21, 2457 Democrat Road; Modifications to Hangar 24 — 2443A Democrat Road, Feeder OPS — 2443B Democrat Road, Hangar 25 — 2443C Democrat Road, Hangar 27 — 2439 Democrat Road, Memphis HUB, Memphis International Airport, Memphis, Tennessee,” prepared by Renaissance Group and dated February 15, 2010.
Drawings entitled “Construction Documents for the New Construction of FedEx Corporate Aviation Hangar 21, Memphis International Airport, 2457 Democrat Road, Memphis, Tennessee, and Modifications to Hangar 24- 2443A Democrat Road, Feeder OPS — 2443B Democrat Road, Hangar 25 — 2443C Democrat Road, Hangar 27 — 2439 Democrat Road”, prepared by Renaissance Group, Chad Stewart & Associates, Thompson Engineers, and Engineering Design Consultants, dated February 15, 2010, most recently revised April 1, 2010, and consisting of the following sheets:

G0.1	COVER SHEET

CIVIL
C1.1	DEMOLITION PLAN
C2.1	SITE PLAN
C2.2	FENCE PLAN
C2.3	JOINT & SLAB LAYOUT PLAN
C3.1	GRADING & DRAINAGE PLAN
C4.1	EROSION CONTROL & SWPPP PLAN — PHASE 1
C4.2	EROSION CONTROL & SWPPP PLAN — PHASE 2
C5.1	UTILITY PLAN
C5.2	FIBER OPTIC PLAN
C6.1	PLAN & PROFILE OFFSTREET DRAINAGE
C7.1	JOINT, SLAB & PAVING DETAILS
C7.2	FENCE & SITE DETAILS
C7.3	SITE DETAILS
C7.4	SITE DETAILS

ARCHITECTURAL
D1.1	DEMOLITION PLAN
A1.1	SITE PLAN
A2.1	OVERALL FLOOR PLAN
A2.2A	FLOOR PLAN — AREA A
A2.2B	FLOOR PLAN — AREA B
A2.3	OVERALL REFLECTED CEILING PLAN
A2.4A	REFLECTED CEILING PLAN — AREA A
A2.4B	REFLECTED CEILING PLAN — AREA B
A2.5	ROOF PLAN
A3.1	EXTERIOR ELEVATIONS
A3.2	EXTERIOR ELEVATIONS
A4.1	BUILDING SECTIONS
A4.2	WALL SECTIONS
A4.3	WALL SECTIONS & DETAILS
A5.1	ENLARGED PLANS
A6.1	DOOR SCHEDULE & DETAILS

STRUCTURAL
S1.1	GENERAL NOTES
S1.2	GENERAL DETAILS
S2.1	FOUNDATION PLAN — AREA A
S2.2	FOUNDATION PLAN — AREA B
S3.1	DOOR FRAMING PLAN
S3.2	MEZZANINE FRAMING PLAN
S3.3	ROOF FRAMING PLAN — AREA A
S3.4	ROOF FRAMING PLAN — AREA B
S4.1	FOUNDATION SECTIONS
S4.2	FOUNDATION SECTIONS
S5.1	FRAMING SECTIONS
S5.2	FRAMING SECTIONS
S5.3	FRAMING SECTIONS
S5.4	BUILDING SECTION

FIRE PROTECTION
FPPM1.0	DIVISION 1500 STANDARD SYMBOLS DRAWING
FPPM1.1	SITE PLAN — FIRE PROTECTION & PLUMBING
FP1.1A	FLOOR PLAN AREA A — FIRE PROTECTION
FP1.1B	FLOOR PLAN AREA B — FIRE PROTECTION
FP1.3	ENLARGED FLOOR PLAN HANGAR 21 FIRE PROTECTION ROOM — FIRE PROTECTION

PLUMBING
P1.1A	FLOOR PLAN AREA A — PLUMBING
P1.1B	FLOOR PLAN AREA B — PLUMBING
P2.1	SCHEDULES & RISER — PLUMBING
P3.1	DETAILS — PLUMBING
P3.2	DETAILS — PLUMBING

MECHANICAL
M1.1A	FLOOR PLAN AREA A — HVAC
M1.1B	FLOOR PLAN AREA B — HVAC
M2.1	SCHEDULES — HVAC
M3.1	DETAILS — HVAC
M3.2	DETAILS — HVAC
M3.3	DETAILS — HVAC
M3.4	DETAILS — HVAC
M3.5	DETAILS — HVAC
M3.6	DETAILS — HVAC
M3.7	DETAILS — HVAC
M3.8	DETAILS — HVAC

ELECTRICAL
E0.1	SITE PLAN — HANGAR 21 ELECTRICAL
E1.1	PARTIAL 1ST FLOOR PLAN — AREA A — HANGAR 21 LIGHTING
E1.2	PARTIAL 1ST FLOOR PLAN — AREA B — HANGAR 21 LIGHTING
E2.1	PARTIAL 1ST FLOOR PLAN — AREA A — HANGAR 21 ELECTRICAL
E2.2	PARTIAL 1ST FLOOR PLAN — AREA B — HANGAR 21 ELECTRICAL
E2.3	PARTIAL FLOOR PLANS — HANGAR 21 ELECTRICAL
E2.4	ROOF PLAN — HANGAR 21 LIGHTNING PROTECTION
E3.1	PARTIAL 1ST FLOOR PLAN — AREA A — HANGAR 21 ACCESS CONTROL & CCTV
E3.2	PARTIAL 1ST FLOOR PLAN — AREA B — HANGAR 21 ACCESS CONTROL & CCTV
E4.1	PARTIAL 1ST FLOOR PLAN — AREA A — HANGAR 21 LEGEND & FIXTURE SCHEDULE
E4.2	PARTIAL 1ST FLOOR PLAN — AREA A — HANGAR 21 LEGEND & FIXTURE SCHEDULE
E4.3	PARTIAL 1ST FLOOR PLAN — AREA A — HANGAR 21 LEGEND & FIXTURE SCHEDULE
E5.1	ONE LINE POWER DIAGRAM
E5.2	PANELBOARD SCHEDULES
E5.3	PANELBOARD SCHEDULES
E5.4	GROUNDING DETAILS
E5.5	INSTALLATION DETAILS
E5.6	INSTALLATION DETAILS
E5.7	HEAT TRACING DETAILS
E5.8	HEAT TRACING DETAILS AND GROUNDING DETAIL
E5.9	ELECTRICAL INSTALLATION DETAILS
E5.10	ELECTRICAL INSTALLATION DETAILS
E5.11	INTERCOM INSTALLATION DETAILS

HANGAR 24, 25, AND 27 DOCUMENTS

ARCHITECTURAL
A1.1	SITE PLAN
A2.1.24	EXISTING FLOOR PLAN — HANGAR 24
A2.2.24	EXISTING ROOF PLAN — HANGAR 24
A3.1.24	EXISTING ELEVATIONS — HANGAR 24
A2.1.25	EXISTING FLOOR PLAN — HANGAR 25
A2.2.25	EXISTING ROOF PLAN — HANGAR 25
A3.1.25	EXISTING ELEVATIONS — HANGAR 25
A2.1.27	EXISTING FLOOR PLAN — HANGAR 27
A2.2.27	EXISTING ROOF PLAN — HANGAR 27
A3.1.27	EXISTING ELEVATIONS — HANGAR 27

FIRE PROTECTION
FP1.2A	EXISTING STORAGE HANGARS — AREA A — FIRE PROTECTION
FP1.2B	EXISTING STORAGE HANGARS — AREA B — FIRE PROTECTION

PLUMBING
P1.1	FLOOR PLAN — PLUMBING

MECHANICAL
M1.1	FLOOR PLAN — HVAC
M2.1	HVAC SCHEDULES AND DETAILS

ELECTRICAL
E0.1	SITE PLAN — ELECTRICAL
E1.1	FLOOR PLAN — DEMOLITION
E2.1	FLOOR PLAN — ELECTRICAL
E2.2	PARTIAL FLOOR PLAN — ELECTRICAL
E2.3	FLOOR PLAN — ELECTRICAL
E2.4	FLOOR PLAN HANGAR 24 — ELECTRICAL
E2.5	FLOOR PLAN FEEDER CITY — ELECTRICAL
E3.1	LEGEND AND SCHEDULES
E4.1	ONE-LINE DIAGRAM — DEMOLITION

FEDERAL EXPRESS CORPORATION
2003 CORPORATE AVENUE-B3
MEMPHIS, TN 38132

								SUMMARY
	FEDEX					EFFECTIVE		EFFECTIVE DATES		2008					2009
PARCEL	LEASE			EFFECTIVE	SQUARE	DATE		Billing from 2007 forward		EFFECTIVE JULY 2008				7/1/2008(3)	EFFECTIVE JULY 2009				7/01/2013(3)
NUMBER	NUMBER	SUPPLEMENTAL	USE OR LOCATION	DATE	FEET	RATE		MONTHLY	ANNUAL	RATES		MONTHLY	ANNUAL	ESCALATION	RATES		MONTHLY	ANNUAL	ESCALATION
1	07-0958	N/A	TAXIWAY N	2/1/2009	100,035	$0.1906		$1,588.89	$19,066.67	N/A		N/A	N/A	N/A	$0.1906		$1,588.89	$19,066.67	CPI OR 13%
2	07-0959	SUPPLEMENTAL 26	AMR FACILITIES/LANDLOCKED PARCELS	1/1/2007	1,082,446	Varies		$30,869.35	$370,432.20	Varies		$35,497.91	$425,974.92	15%	Varies (1)		$34,175.41	$410,104.92	CPI OR 13%
3	07-0960	SUPPLEMENTALS	WEST RAMP
		18, 19, 20, 21, 22 & 23	UNIMPROVED GROUND	1/1/2007	3,111,647	$0.1525		$39,543.85	$474,526.17	$0.1906		$49,423.33	$593,079.92	N/A	$0.1906		$49,423.33	$593,079.92	CPI OR 13%
		22, 24 & 25	UNIMPROVED GROUND	1/1/2007	914,283	$0.1525		$11,619.01	$139,428.16	$0.1906		$14,521.86	$174,262.34	N/A	$0.1906		$14,521.86	$174,262.34	CPI OR 13%
4	07-0961	N/A	TAXIWAY C	2/1/2009	731,098	$0.2400		$14,621.96	$175,463.52	N/A		N/A	N/A	N/A	$0.2400		$14,621.96	$175,463.52	CPI OR 13%
5	07-0962	SUPPLEMENTAL 13	UNIMPROVED APRON/GRACELAND RAMP	1/1/2007	515,496	$0.1525		$6,551.10	$78,613.14	$0.1906		$8,187.79	$98,253.48	N/A	$0.1906		$8,187.79	$98,253.48	CPI OR 13%
		SUPPLEMENTAL 17	UNIMPROVED APRON/SIERRA RAMP	1/1/2007		$0.1525								N/A					CPI OR 13%
6	07-0963	AGREEMENT #92-0833	IRS/AOD	1/1/2007	2,248,286	N/A	(6)	$125,000.00	$1,500,000.00	N/A	(6)	$125,000.00	$1,500,000.00	N/A (6)	N/A	(6)	$125,000.00	$1,500,000.00	15% (7)
7	07-0964	SOUTHWIDE #90-0242	GRAEBER ASSIGNMENT	1/1/2007	427,030	N/A	(6)	$2,506.15	$30,073.80	N/A	(6)	$2,506.15	$30,073.80	N/A (6)	N/A	(6)	$2,506.15	$30,073.80	CPI OR 13%
8	07-0965	SOUTHWIDE ASGMT. #80-0223	EQUITABLE LIFE	1/1/2007	451,370	N/A	(6)	$2,340.16	$28,081.92	N/A	(6)	$2,340.16	$28,081.92	N/A (6)	N/A	(6)	$2,340.16	$28,081.92	CPI OR 13%
9	07-0966	SUPPLEMENTAL 15 (INTERNATIONAL PARK)	FEDEX PARKING - TCHULAHOMA	1/1/2007	833,458	$0.2673		$18,565.28	$222,783.32	$0.2673		$18,565.28	$222,783.32	N/A	$0.2673		$18,565.28	$222,783.32	CPI OR 13%
10	07-0967	SUPPLEMENTAL 16 (INTERNATIONAL PARK)	FEDEX CONSTRUCTION STORAGE AREA	1/1/2007(2)	140,617	$0.2673		$3,132.24	$37,586.92	$0.2673		$3,132.24	$37,586.92	N/A	$0.2673		$3,132.24	$37,586.92	CPI OR 13%
11	07-0968	SUPPLEMENTAL 13	UNIMPROVED GROUND/GSE STORAGE	1/1/2007	187,217	$0.1525		$2,379.22	$28,550.59	$0.1906		$2,973.63	$35,683.56	N/A	$0.1906		$2,973.63	$35,683.56	CPI OR 13%
12	07-0969	SUPPLEMENTAL 27	A-380 GSE STORAGE	12/01/07	187,618	$0.1525		$2,384.31	$28,611.75	$0.1525		$2,384.31	$28,611.75	N/A	$0.1525		$2,384.31	$28,611.75	CPI OR 13%
13	07-0970	SUPPLEMENTAL 23	A-380 RAMP	1/1/2007	1,897,879	$0.1220		$19,295.10	$231,541.24	$0.1220		$19,295.10	$231,541.24	N/A	$0.1220		$19,295.10	$231,541.24	CPI OR 13%
		SUPPLEMENTAL 25	A-380 GSE RAMP	1/1/2007	319,113	$0.1525		$4,055.39	$48,664.73	$0.1906		$5,068.58	$60,822.94	N/A	$0.1906		$5,068.58	$60,822.94	CPI OR 13%
14	07-0971	SUPPLEMENTAL 14	UNIMPROVED APRON/DE-ICING EQUIPMENT STORAGE	1/1/2007	428,616	$0.1525		$5,447.00	$65,363.94	$0.1906		$6,807.85	$81,694.21	N/A	$0.1906		$6,807.85	$81,694.21	CPI OR 13%
15	07-0972	N/A	SPRANKLE ROAD	1/1/2007	200,695	$0.0000		$0.00	$0.00	$0.0000		$0.00	$0.00	N/A	$0.0000		$0.00	$0.00	N/A
16	07-0973	N/A	REPUBLIC ROAD	1/1/2007	113,179	$0.0000		$0.00	$0.00	$0.0000		$0.00	$0.00	N/A	$0.0000		$0.00	$0.00	N/A
17	07-0974	SUPPLEMENTALS
		1 Parcel 1, 2, 3, 4, 6 & 9 (UNIMP GROUND)		1/1/2007	1,662,877	$0.1525		$21,132.40	$253,588.74	$0.1906		$26,412.03	$316,944.36	N/A	$0.1906		$26,412.03	$316,944.36	CPI OR 13%
		1 Parcel 1, 2, 7, 9 (IMP APRON)		1/1/2007	1,908,290	$0.1906		$30,310.01	$363,720.07	$0.2383		$37,895.46	$454,745.51	N/A	$0.2383		$37,895.46	$454,745.51	CPI OR 13%
		Parcel 5 (INTERNATIONAL PARK)		1/1/2007	24,000	$0.2673		$534.60	$6,415.20	$0.3341		$668.25	$8,019.00	25%	$0.3341		$668.25	$8,019.00	CPI OR 13%
		1 Parcel 8 (INTERNATIONAL PARK)	FUEL TANKS	1/1/2007	247,254	$0.2673		$5,507.58	$66,090.99	$0.3341		$6,884.48	$82,613.74	25%	$0.3341		$6,884.48	$82,613.74	CPI OR 13%
		1 & 8 Parcel 12 (INETRNATIONAL PARK)	ARTC TRAINING BUILDING	1/1/2007	117,915	$0.2673		$2,626.56	$31,518.68	$0.3341		$3,283.20	$39,398.35	25%	$0.3341		$3,283.20	$39,398.35	CPI OR 13%
		1 & 8 Parcel 11 (INTERNATIONAL PARK)	GAS STATION	1/1/2007	45,359	$0.2673		$1,010.37	$12,124.46	$0.3341		$1,262.96	$15,155.58	25%	$0.3341		$1,262.96	$15,155.58	CPI OR 13%
		8 Parcel 9 (INTERNATIONAL PARK)	SOUTH RAMP, COURTYARD, SOUTHGATES	1/1/2007	1,586,172	$0.2673		$35,331.98	$423,983.78	$0.3341		$44,164.98	$529,979.72	25%	$0.3341		$44,164.98	$529,979.72	CPI OR 13%
		Parcel 10 (INTERNATIONAL PARK)	SOUTHEASTERN RAMP, NORTH SECONDARY,	1/1/2007	70,200	$0.2673		$1,563.71	$18,764.46	$0.3341		$1,954.63	$23,455.58	25%	$0.3341		$1,954.63	$23,455.58	CPI OR 13%
		Parcel 17 (INTERNATIONAL PARK)	NORTH INPUT, PRIMARY SORT,	1/1/2007	4,333,659	$0.2673		$96,532.25	$1,158,387.05	$0.3341		$120,665.32	$1,447,983.81	25%	$0.3341		$120,665.32	$1,447,983.81	CPI OR 13%
			SMALL PACKAGE SORT SYSTEM,
			INTERNATIONAL INPUT, HEAVY WEIGHT, EAST RAMP
			TAB-LINE MAINTENANCE	1/1/2007	556,334	$0.2673		$12,392.34	$148,708.08	$0.3341		$15,490.42	$185,885.10	25%	$0.3341		$15,490.42	$185,885.10	CPI OR 13%
		10 Parcel 27A (IMP APRON)	PARCEL 27A	1/1/2007	487,512	$0.1906		$7,743.32	$92,919.79	$0.2383		$9,681.18	$116,174.11	N/A	$0.2383		$9,681.18	$116,174.11	CPI OR 13%
		11 Parcel A & B West (UNIMP GROUND)	NORTH RAMP	1/1/2007	527,676	$0.1525		$6,705.88	$80,470.59	$0.1906		$8,381.25	$100,575.05	N/A	$0.1906		$8,381.25	$100,575.05	CPI OR 13%
		5 Parcel 16 (INTERNATIONAL PARK)		1/1/2007	796,312	$0.2673		$17,737.85	$212,854.20	$0.3341		$22,172.31	$266,067.75	25%	$0.3341		$22,172.31	$266,067.75	CPI OR 13%
		23	GRAEBER ASSIGNMENT/TRUCKING OPERATION	1/1/2007	261,460	$0.1029		$2,242.02	$26,904.25	$0.1286		$2,802.53	$33,630.32	25%	$0.1286		$2,802.53	$33,630.32	CPI OR 13%
		SUPPLEMENTAL 9 (INTERNATIONAL PARK)	PARKING AREA	1/1/2007	18,933	$0.2673		$421.73	$5,060.79	$0.3341		$527.17	$6,325.99	25%	$0.3341		$527.17	$6,325.99	CPI OR 13%

FEDERAL EXPRESS CORPORATION
2003 CORPORATE AVENUE-B3
MEMPHIS, TN 38132

							SUMMARY
	FEDEX					EFFECTIVE	EFFECTIVE DATES		2008				2009
PARCEL	LEASE			EFFECTIVE	SQUARE	DATE	Billing from 2007 forward		EFFECTIVE JULY 2008			7/1/2008 (3)	EFFECTIVE JULY 2009			7/01/2013 (3)
NUMBER	NUMBER	SUPPLEMENTAL	USE OR LOCATION	DATE	FEET	RATE	MONTHLY	ANNUAL	RATES	MONTHLY	ANNUAL	ESCALATION	RATES	MONTHLY	ANNUAL	ESCALATION
18	07-0975	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	DC-10 HANGAR (LAND)	1/1/2007	552,730	$0.2673	$12,312.06	$147,744.73	$0.2673	$12,312.06	$147,744.73	N/A	$0.2673	$12,312.06	$147,744.73	CPI OR 13%
18A	07-0976	BUILDING HAVING AN AREA OF 72,378 SQ FT & OTHER IMPROVEMENTS	DC-10 HANGAR (BUILDING)	9/1/2012 (4)	72,378	$1.2600	$7,599.69	$91,196.28	N/A	N/A	N/A	N/A	N/A	N/A	N/A	CPI OR 13%
		CONSTRUCTED ON PARCEL 18
19	07-0977	SUPPLEMENTAL 8 (INTERNATIONAL PARK)	ENGINE SHOP	1/1/2007	418,016	$0.2673	$9,311.31	$111,735.68	$0.2673	$9,311.31	$111,735.68	N/A	$0.2673	$9,311.31	$111,735.68	CPI OR 13%
20	07-0978	SUPPLEMENTAL 27	WEST SIDE OF TANG	3/1/2008	108,051	$0.1525	$1,373.15	$16,477.78	$0.1525	$1,373.15	$16,477.78	N/A	$0.1525	$1,373.15	$16,477.78	CPI OR 13%
21	07-0979	SUPPLEMENTAL 7	DEMOCRAT VEHICLE PARKING	1/1/2007	1,812,363	$0.1525	$23,032.11	$276,385.36	$0.1906	$28,786.37	$345,436.39	N/A	$0.1906	$28,786.37	$345,436.39	CPI OR 13%
22	07-0980	SUPPLEMENTAL 9	DEMOCRAT VEHICLE PARKING	1/1/2007	491,127	$0.1525	$6,241.41	$74,896.87	$0.1906	$7,800.73	$93,608.81	N/A	$0.1906	$7,800.73	$93,608.81	CPI OR 13%
23	07-0981	N/A	TAXIWAY SIERRA	2/1/2009	248,711	$0.2400	$4,974.22	$59,690.64	N/A	N/A	N/A	N/A	$0.2400	$4,974.22	$59,690.64	CPI OR 13%
24	07-0982		SORT FACILITY	9/01/2009(5)	292,000	$1.2600	$30,660.00	$367,920.00	N/A	N/A	N/A	N/A	$1.2600	N/A	N/A	CPI OR 13%

Note 1:

(a)	Hangar 26 has been removed from Parcel 2 and, effective July 1, 2009, rent for Parcel 2 has been reduced by $1,322.50 per month, $15,870.00 per year.

(b)	As of the later to occur of August 1, 2010, or the date of Tenant’s beneficial occupancy of the Replacement Hangar, as defined in the Third Amendment to the Composite Lease Agreement, the annual rent will be reduced by $44,246.00 ($3,687.17 monthly). The rent rate for the 35,000 square foot Replacement Hangar will be $0.1906.

(c)	As of the later to occur of August 1, 2010, or Tenant’s beneficial occupancy of renovated Hangars 24, 25 and 27, the combined annual rent for these Hangars will be reduced by $23,458.05 (30% of $78,193.49).

Note 2:	In accordance with the Second Amendment to the Composite Lease Agreement, Parcel 10 will not be part of the demised premises between May 1, 2010, and December 31, 2011, and no rent will be payable with respect to that Parcel during that time period.

Note 3:	Refer to Section 2.03(a)(i) of the Composite Lease Agreement for a further description of the rent adjustment summarized in this column.

Note 4:	The Effective Date is subject to the operation and effect of Section 1.04(b) of the Composite Lease Agreement. When the Effective Date occurs, the rent for Parcel 18A will be calculated based upon a rental rate of $1.26 per square foot of building footprint area.

Note 5:	The Effective Date is subject to the operation and effect of Section 1.04(b) of the Composite Lease Agreement. When the Effective Date occurs, the rent for Parcel 24 will be calculated based upon a rental rate of $1.26 per square foot of building footprint area.

Note 6:	For Parcels 6, 7, and 8, the monthly rent for each is an amount previously agreed upon by the Parties, and is not calculated on any applicable current rate.

Note 7:	Section 2.03(a)(i) of the Composite Lease Agreement will govern the escalation of the rent for Parcel 6 beginning July 1, 2018.

RATE & RATE ESCALATION	CURRENT RATES	7/1/2013
IMPROVED GROUND	$0.2383	CPI-U
UNIMPROVED GROUND	$0.1906	CPI-U